Slide 1

                                     ntl:

                               NTL Incorporated
                               Q1 2003 Results



                                 May 14, 2003

Slide 2

Safe Harbor Statement Under the Private Securities
Litigation Reform Act of 1995

   Certain statements contained herein constitute "forwardlooking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "believe," "anticipate," "should," "intend," "plan," "will," "expects," "estimates," "projects," "positioned," "strategy," and similar expressions identify such forwardlooking statements. Such forwardlooking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forwardlooking statements. Such factors include, among others, the "Risk Factors" set forth in Amendment No. 1 on Form 10-K/A to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as such filings may be amended from time to time, as well as: the impact of our organizational restructuring and integration actions; our ability to maintain contracts that are critical to our operations; potential adverse developments with respect to our liquidity or results of operations; our ability to fund and execute our business plan; our ability to attract, retain and compensate key executives and associates; our ability to attract and retain customers; general economic and business conditions; technological developments; our ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner at reasonable costs and on satisfactory terms and conditions; assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services; the impact of new business opportunities requiring significant up-front investment; and interest rate and currency exchange rate fluctuations. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

Slide 3


Use of non-GAAP (Generally Accepted
Accounting Principles) terms

All US Securities and Exchange Commission Regulation G reconciliations are available in our three months ended March 31, 2003 press release on our website www.ntl.com/investors. To supplement our consolidated financial statements presented on a GAAP basis, NTL uses certain non-GAAP measures (such as EBITDA and Capital Expenditures) that we believe may be useful to enhance investor's overall understanding of our past financial performance and also our prospects for the future. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP accepted in the United States.

Slide 4


                                     ntl:


                                Barclay Knapp

                           Chief Executive Officer

Slide 5


Agenda



o        Introduction and Q1 03 Summary

o        Divisional Review

o        Financial Review

o        Questions and Answers

Slide 6


First Quarter Highlights


o Revenue of (pound)546.5 million and EBITDA of (pound)156.5 million, Capital Expenditures of (pound)82.5 million and Operating Cash Flow of (pound)74.0 million

o        UK Revenue Generating Units now exceed 5 million

o        NTL Home adds over 141,400 services (RGUs) and 27,100 net customers

o        UK annualized churn down to 13.0%

o Exceptional income of(pound)4.2 billion ($6.8b) related to emergence from Chapter 11

Slide 7


Financial Summary

Year over Year

((pound) millions)                     Q1 2003          Q1 2002*       Q1 2002
                                       -------          -------        -------
Revenue
Home                                (pound)362                      (pound)362
Business                                    75                              83
Broadcast                                   64                              64
Carrier                                     28                              33
Ireland                                     18                              14
                                     ---------                      ----------
Total Revenues                      (pound)547       (pound)556     (pound)556

Underlying EBITDA                   (pound)157       (pound)143     (pound)154
   EBITDA Margin                            29%              26%            28%
Capital Expenditures                (pound) 83       (pound) 92     (pound)103
Operating Cash Flow                 (pound) 74       (pound) 51     (pound) 51



* Q1 2002 restated to deduct Corporate Expenses in line with treatment in Q1 2003. Accounts for changes in assumptions relating to the allocation of certain costs from capital to operating expense that occurred in Q4 02, reducing Q1 02 EBITDA and Capital Expenditures by (pound)10.8m.

Slide 8


Financial Summary
Actual Q4-02 and Q1-03 vs January 10th 8-K

                                                         8-K

((pound)millions)                     Q1 2003          Q1 2003*       Q4 2002
                                      -------          -------        -------

Revenue                            (pound)547       (pound)539     (pound)533

EBITDA                                    157              155            158**
  Corporate Expenses                                        (3)            (3)

Underlying EBITDA                  (pound)157       (pound)152     (pound)155

Underlying Capital Expenditures    (pound) 83       (pound)103     (pound)133***



*       As reported in 8-K filed January 10, 2003.
** Underlying Q4 2002 EBITDA, as reported in Q4 and Year-End 2002 press release.
*** Underlying Q4 2002 Capital Expenditure as described in the Q4 and Year-End 2002 presentation.

Slide 9


New Management and Board


o        Chairman - Jim Mooney, ex-Nextel

o        CEO - Barclay Knapp

o        COO - Simon Duffy, ex-Orange

o        CFO - Scott Schubert, ex-WilTel

o        Board of Directors

           Jeffrey D. Benjamin, James E. Bolin, David Elstein,
           William R. Huff, Barclay Knapp, Jim Mooney, George
           R. Zoffinger, Brett Wyard, Ed Banks

Slide 10


                              [GRAPHICS OMITTED]



                                   ntl:home

Slide 11


   Q1 2003 Summary


o        141,400 net new services (RGUs) and 27,100 net new customers added

o        Revenue growth continued
         o   Second successive quarterly increase in revenue

o        661k Broadband customers at March 2003, over 691k today
         o   Increase of 144k in the Q1-03

o        Telephone customer growth restarted

o        Margin improvement continues

         o   Product mix, cost reductions, efficiencies

Slide 12


Operating Results - Home
Year over Year


                                                          Adjusted
 ((pound)millions)                       Q1 2003          Q1 2002*       Q1 2002
                                         -------          ----------------------

 Revenue                             (pound)362       (pound)362     (pound)362

 EBITDA                              (pound)153       (pound)138     (pound)142

 EBITDA Margin %                             42%              38%           39%



 * Accounts for changes in assumptions relating to the allocation of certain costs from capital to operating expense that occurred in Q4 02, reducing Q1 02 EBITDA by (pound)4 million.

Slide 13


Home Customer Base
Q1 2003 vs Q4 2002



(in thousands)                         Q1 2003          Q4 2002         Change
                                       -------          -------         ------
Total Customers                         2,713            2,686            27

Total RGUs                              5,125            4,984           141
RGUs per customer                        1.89             1.86

Telephone                               2,427            2,412            15

Broadband                                 661              517           144

Television                              2,038            2,055           (17)
   of which Digital TV                  1,255            1,229            26

Slide 14



Customers and ARPU
Net customers and ARPU up...

               Gross Adds                                        Disconnects
            (Quarterly, 000s)                                 (Quarterly, 000s)


157
| |                                                        154
| |                                    116         144     | |
| |    112                             | |         | |     | |
| |    | |                      106    | |         | |     | |    127
| |    | |                      | |    | |         | |     | |    | |    119
| |    | |                84    | |    | |         | |     | |    | |    | |    113
| |    | |   54    49     | |   | |    | |         | |     | |    | |    | |    | |    108
| |    | |   | |   | |    | |   | |    | |         | |     | |    | |    | |    | |    | |    89
| |    | |   | |   | |    | |   | |    | |         | |     | |    | |    | |    | |    | |    | |
--------------------------------------------      ------------------------------------------------
Q3-01 Q4-01 Q1-02  Q2-02  Q3-02 Q4-02  Q1-03       Q3-01  Q4-01  Q1-02  Q2-02  Q3-02  Q4-02  Q1-03


              Net Customer                                                ARPU
                Movement                                      (Average of quarter(pound))
           (Quarterly, 000s)
                                       27
                                       | |
13                                     | |
| |                                    | |
| |                                    | |                                                     40.7
--------------------------------------------                                                  |
Q3-01 Q4-01 Q1-02  Q2-02  Q3-02 Q4-02  Q1-03                  40.0                            |
       | |   | |   | |    | |   | |                          |              39.6        | 40.0|
       | |   | |   | |    | |   (2)                          |            |             |     |
       | |   | |   | |    | |                            38.8|     | 39.1 |             |     |
       | |   | |   | |    (29)                          |    |     |      |       | 38.9|     |
       (37)  | |   | |                                  |    |     |      |       |     |     |
             | |   | |                                  |    |     |      |       |     |     |
             | |   (70)                               ------------------------------------------
             (73)                                     Q3-01 Q4-01 Q1-02  Q2-02  Q3-02 Q4-02  Q1-03


Slide 15



        Net RGUs                                                        Broadband
(Quarterly Change, 000s)                                       (Quarterly Change, 000s)
                                                                                            144.0
                                       141                                           137.0   | |
                                113    | |                                            | |    | |
                                | |    | |                                     105.2  | |    | |
64                              | |    | |                                      | |   | |    | |
| |                             | |    | |                               92.0   | |   | |    | |
| |                             | |    | |                               | |    | |   | |    | |
| |                        34   | |    | |                        65.0   | |    | |   | |    | |
| |                        | |  | |    | |                  38.9  | |    | |    | |   | |    | |
| |                        | |  | |    | |            33.4  | |   | |    | |    | |   | |    | |
--------------------------------------------          | |   | |   | |    | |    | |   | |    | |
Q3-01 Q4-01 Q1-02  Q2-02  Q3-02 Q4-02  Q1-03          | |   | |   | |    | |    | |   | |    | |
       | |   | |    | |                               | |   | |   | |    | |    | |   | |    | |
       |_|   | |    |_|                             --------------------------------------------
       (52)  |_|   (56)                              Q3-01 Q4-01 Q1-02  Q2-02  Q3-02 Q4-02  Q1-03
            (76)


                 Telco                                               Television
        (Quarterly Change, 000s)                              (Quarterly Change, 000s)

20
| |                                     15
| |                                     | |                 11
| |                                     | |                 | |
--------------------------------------------             --------------------------------------------
Q3-01 Q4-01 Q1-02  Q2-02  Q3-02 Q4-02  Q1-03             Q3-01 Q4-01 Q1-02  Q2-02  Q3-02 Q4-02  Q1-03
      | |   | |    | |     | |  | |                             | |   | |    | |    | |   | |    | |
      | |   | |    | |     | |  (14)                            | |   | |    | |    | |   | |    | |
      (26)  | |    | |     | |                                  | |   | |    | |    | |   | |    (18)
            | |    | |     (28)                                 | |   | |    | |    | |   | |
            | |    | |                                          | |   | |    | |    | |   (32)
            | |    | |                                          | |   | |    | |    (44)
            | |    | |                                          | |   | |    | |
            (65)   | |                                          (65)  | |    | |
                   (71)                                               | |    | |
                                                                      (76)   | |
                                                                             (77)

Slide 16


Churn & Low Bad Debt

       21.3%
       |  |
19.5%  |  |
|  |   |  |   17.9%
|  |   |  |   |  |   17.1%
|  |   |  |   |  |   |  |    16.4%
|  |   |  |   |  |   |  |    |  |   15.9% 13.0%
|  |   |  |   2.8%*  |  |    |  |   |  |   |  |
2.7%*  |  |   |  |   |  |    |  |   |  |   |  |
|  |   2.2%*  |  |   |  |    1.7%*  |  |   |  |
|  |   |  |   |  |   1.6%*   |  |   1.0%*  |  |
|  |   |  |   |  |   |  |    |  |   |  |   1.1%*
------------------------------------------------
Q3-01 Q4-01  Q1-02  Q2-02   Q3-02   Q4-02  Q1-03

Key   *Bad Debt     Churn%

Slide 17


Customer Service Performance

Calls Answered, Average Speed of Answer, Accessibility Index, Calls per Customer


% Calls Answered

                                                                 97%
                                                                 | |
                                                         95%     | |
                                                         | |     | |
                                                 93%     | |     | |
                                                 | |     | |     | |
        90%              90%                     | |     | |     | |
        | |              | |     89%     89%     | |     | |     | |
        | |              | |     | |     | |     | |     | |     | |
88%     | |              | |     | |     | |     | |     | |     | |
| |     | |      87%     | |     | |     | |     | |     | |     | |
| |     | |      | |     | |     | |     | |     | |     | |     | |
| |     | |      | |     | |     | |     | |     | |     | |     | |
| |     | |      | |     | |     | |     | |     | |     | |     | |

Jul-02  Aug-02  Sep-02  Oct-02  Nov-02  Dec-02  Jan-03  Feb-03  Mar-03



(continued)


                          Avg. Speed of Answer

                                           151
                   144                     | |
                   | |     141             | |
                   | |     | |             | |
                   | |     | |             | |
          123      | |     | |     123     | |
  111     | |      | |     | |     | |     | |
  | |     | |      | |     | |     | |     | |     103
  | |     | |      | |     | |     | |     | |     | |
  | |     | |      | |     | |     | |     | |     | |
  | |     | |      | |     | |     | |     | |     | |     64
  | |     | |      | |     | |     | |     | |     | |     | |
  | |     | |      | |     | |     | |     | |     | |     | |     50
  | |     | |      | |     | |     | |     | |     | |     | |     | |

  Jul-02  Aug-02  Sep-02  Oct-02  Nov-02  Dec-02  Jan-03  Feb-03  Mar-03


(continued)


                        Accessibility Index

              % Calls answered in 20 seconds or less

                                                                 71%
                                                                 | |
                                                         62%     | |
                                                         | |     | |
                                                 54%     | |     | |
                                 48%             | |     | |     | |
                                 | |             | |     | |     | |
                                 | |     46%     | |     | |     | |
                 41%     41%     | |     | |     | |     | |     | |
39%     39%      | |     | |     | |     | |     | |     | |     | |
| |     | |      | |     | |     | |     | |     | |     | |     | |
| |     | |      | |     | |     | |     | |     | |     | |     | |
| |     | |      | |     | |     | |     | |     | |     | |     | |
| |     | |      | |     | |     | |     | |     | |     | |     | |

Jul-02  Aug-02  Sep-02  Oct-02  Nov-02  Dec-02  Jan-03  Feb-03  Mar-03


(continued)


                        Calls per Customer

                         0.74x
                          | |
                          | |    0.73x
                          | |     | |
                          | |     | |
0.70x            0.68x    | |     | |
| |               | |     | |     | |   0.65x           0.65x
| |               | |     | |     | |    | |     0.64x   | |
| |     0.63x     | |     | |     | |    | |     | |     | |   0.63x
| |      | |      | |     | |     | |    | |     | |     | |    | |
| |      | |      | |     | |     | |    | |     | |     | |    | |
| |      | |      | |     | |     | |    | |     | |     | |    | |
| |      | |      | |     | |     | |    | |     | |     | |    | |
| |      | |      | |     | |     | |    | |     | |     | |    | |

Jul-02  Aug-02  Sep-02  Oct-02  Nov-02  Dec-02  Jan-03  Feb-03  Mar-03

Slide 18


                              [GRAPHIC OMITTED]




                                 ntl:business

Slide 19


Operating Results - Business

Year over Year


                                                        Adjusted
  ((pound)millions)                    Q1 2003          Q1 2002*       Q1 2002
                                       -------          -------        -------
  Revenue                          (pound)75        (pound)83      (pound)83

  EBITDA                           (pound)21        (pound)18      (pound)20

  EBITDA Margin %                         28%              22%            24%



* Accounts for changes in assumptions relating to the allocation of certain costs from capital to operating expense that occurred in Q4 02, reducing Q1 02 EBITDA by (pound)2m.

Slide 20


Q1 2003 Summary


o     Restructure of Business segments complete

      -  VISP (Wholesale Internet) to Home
      -  Public Safety to Broadcast
      -  Mobile/Carrier to Carriers

o     New NTL Business merger of Retail and Enterprise segments

      -  Focus on selling standard on-net voice and data products
      -  Regional organizational structure

o     Strategic Focus on

      -  Churn reduction
      -  Cross sell and up-sell to profitable customers
      -  Driving cost out of business

Slide 21


Operating Results - Commentary


o     Revenue

      -  Revenues stable despite reorganization of the business
      -  Focus on higher margin products/customers

o     Gross Margin

      -  Gross margin improvement reflects new revenue strategy

o     Operating Costs

      - Recurring costs lower as the business drives out operational inefficiencies
      -  Significant further efficiencies identified

Slide 22




                                ntl: Carriers

Slide 23


Operating Results - Carrier

Year Over Year


 ((pound)millions)                         Q1 2003          Q1 2002

 Revenue
    Carrier                            (pound)10        (pound)21
    Mobile                                    18               12
                                              --               --
 Total Revenue                         (pound)28        (pound)33

 EBITDA                                (pound)22         (pound)27

 EBITDA Margin %                              79%              82%

Slide 24


Carrier Division - Profile

(Previously reported under NTL:  Business)


o     Manage relationships with other Operators for Interconnect cost base

      o  Voice
      o  IP
      o  Leased lines

o Sales and Service relationships with Carriers and Mobile customers for network based products and services
      o  Managed networks
      o  Bandwidth (DWDM/SDH)
      o  Voice minutes
      o  Co-location and maintenance

o     Integrated with Networks Division
      o  Exploits network design, build and management capability
      o  Integrated within end to end processes
      o  Exploits networks assets

Slide 25


                              [GRAPHIC OMITTED]



                                ntl:broadcast

Slide 26


Broadcast Profile


o     Long term cash-generative contracts

o     Key assets: towers, teleports & technical facilities

o     Strong customer relationships & customer service reputation

o     Long track record of service in our major markets

o Financially self-contained: customer-driven capex, near vertically integrated, free cash positive


[GRAPHIC REFLECTING COMPOSITION OF BROADCAST BUSINESS (WIRELESS 17%, PUBLIC SAFETY 21% AND MEDIA 62%) AND BREAKDOWN OF MEDIA (TV & RADIO TRANSMISSION 73% AND SATELLITE & MEDIA SERVICES 27%) OMITTED]

Slide 27


Operating Results - Broadcast

Year over Year


 ((pound)millions)                         Q1 2003          Q1 2002
                                           ------------------------
 Revenue
    Media                              (pound)39        (pound)41
    Wireless                                  11               10
    Public Safety                             14               13
                                              --               --
 Total Revenue                         (pound)64        (pound)64

 EBITDA                                (pound)29        (pound)28

 EBITDA Margin %                              45%              44%

Slide 28


o     Media:

      o  Teletext transmission renewal ((pound)10m over 10 yrs)

      o Digital radio network win in Yorkshire with MXR group ((pound)7.7m over 12 years)

o     Wireless:

      o  Average Sharers per tower rose from 2.71 to 2.97

o     Public Safety:

      o Metropolitan Police Integrated Communications Platform ((pound)25m over seven yrs, subject to contract)

      o Managing digital transition for Thames Valley Police consortium of 5 police forces ((pound)13m, up to 6 yrs)

Slide 29




                                     ntl:


                              Financial Overview

Slide 30


Financial Summary

Quarter over Quarter


((pound)millions)                       Q1 2003          Q4 2002        Q1 2002*
                                        -------          -------        --------
Revenue
Home                               (pound)362       (pound)356     (pound)362
Business                                   75               75             83
Broadcast                                  64               63             64
Carrier                                    28               27             33
Ireland                                    18               15             14
Q4 2002 Accounting Adjustment               -               (3)             -
                                           --               --             --
   Total Revenues                  (pound)547       (pound)533     (pound)556

Underlying EBITDA*                 (pound)157       (pound)155     (pound)143
   EBITDA Margin                           29%              29%            26%
Capital Expenditures               (pound) 83       (pound)133     (pound) 92
Operating Cash Flow                (pound) 74       (pound) 22     (pound) 51




* Q1 2002 and Q4 2002 EBITDA are restated to deduct Corporate Expenses in line with treatment in Q1 2003. Q1 2002 figures account for changes in assumptions relating to the allocation of certain costs from capital to operating expense that occurred in Q4 02, reducing Q1 02 EBITDA and Capital Expenditures by (pound)10.8m. Q4 2002 Underlying EBITDA and Capital Expenditures are as reported in the Q4 2002 Year-End presentation and press release.

Slide 31


Luquidity


((pound) millions)
                                                            Q1 2003
                                                            -------
Cash per 8-K                                           (pound)277
Q1 2003 Cash Improvements
   - Operating efficiencies
   - Working capital improvements                           + 26
   - Lower capital spend                                    -----
Actual Q1 2003 Ending Cash                             (pound)303

o Capital Expenditures improvement partly due to efficiencies and partly due to timing

o     Cash utilization across the company better than expected

Slide 32


NCTA Standard Reporting:  Capex


o     Customer Premise Equipment

o     Commercial

o     Scaleable Infrastructure

o     Line Extensions

o     Upgrade/Rebuild

o     Support Capital

Slide 33


                                                            Q1 2003
                                                            -------
UK
  Customer Premise Equipment                            (pound)37
  Commercial                                                    4
  Scaleable Infrastructure                                     12
  Line Extensions                                               0
  Upgrade/Rebuild                                               3
  Support Capital                                              16
                                                              ---
   Total                                                       72
Non-NCTA category capex
Broadcast                                                       3
Other                                                           5
Ireland                                                         3
                                                              ---
   Total Capital Expenditure                            (pound)83

Slide 34


Fresh Start Reporting


o SOP 90-7 requires NTL to adopt 'fresh start reporting' on emergence from Chapter 11

o     Professional valuation specialists performed the valuation exercise

o 'Reorganization value' (the Company's fair value) is the basis of NTL's new opening balance sheet as of January 1, 2003

Slide 35



                                     ntl: